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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 6, 2004

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 76-0542208
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


                              1800 West Loop South
                                    Suite 500
                              Houston, Texas 77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 6, 2004, Integrated Electrical Services, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Delco Purchase Agreement") among the Company, Delco Electric, Inc., a wholly-owned subsidiary of the Company ("Delco"), DFI Group, Inc. ("DFI") and Terry Foley and Jason Dickinson, as guarantors, providing for the sale of substantially all of the assets of Delco to DFI for a purchase price of $869,000, subject to adjustment. The closing of the transactions contemplated by the Delco Purchase Agreement was consummated on December 6, 2004. Mr. Foley was the president of Delco, prior to the sale, and is the president of DFI. Jason Dickinson is a director and principal shareholder of DFI and is the son of Miles Dickinson, a senior vice-president of the Company. In connection with this sale, Miles Dickinson's employment agreement was amended as disclosed under Item 5.05 of this Current Report on Form 8-K, which disclosure is incorporated herein in its entirety.

         On December 9, 2004, the Company entered into an Asset Purchase Agreement (the "Britt Rice Purchase Agreement") among the Company, B. Rice Electric LP and Carroll Systems LP, each a wholly-owned subsidiary of the Company (and together, the "Britt Rice Division"), Britt Rice Construction Company, LP (the "Buyer") and Britt L. Rice, as guarantor, providing for the sale of substantially all of the assets of the Britt Rice Division to the Buyer for a purchase price of $6,629,000, subject to adjustment. The closing of the transactions contemplated by the Britt Rice Purchase Agreement was consummated on December 9, 2004.

         In determining the sales prices under the above-referenced agreements for the disposed of assets and liabilities, the Company evaluated past performance, expected future performance, management issues, bonding requirements, market forecasts and the carrying value of such assets and liabilities and, in each case, received a fairness opinion from an independent consulting and investment banking firm in support of such determinations. A press release announcing the closing of these transactions is filed as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

         Miles Dickinson, a senior vice-president of the Company, loaned a portion of the purchase price to DFI in connection with the transactions contemplated by the Delco Purchase Agreement and will provide certain consulting services to DFI post-closing. On December 2, 2004, the Company's board of directors approved a waiver of the Company's conflict of interest policy and an amendment to Mr. Dickinson's Employment Agreement to permit Mr. Dickinson to provide this loan and such consulting services.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  10.1 Asset Purchase Agreement, dated December 6, 2004.

                  10.2 Asset Purchase Agreement, dated December 9, 2004.

                  99.1 Press release, dated December 10, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        INTEGRATED ELECTRICAL SERVICES, INC.


                                        By: /s/ David A. Miller
                                            ------------------------------------
                                            David A. Miller
                                            Vice President and
                                            Chief Accounting Officer


Dated: December 10, 2004



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                                 EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
10.1     Asset Purchase Agreement, dated December 6, 2004.

10.2     Asset Purchase Agreement, dated December 9, 2004.

99.1     Press release, dated December 10, 2004.